UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00852

fpa PARAMOUNT FUND, INC.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA PARAMOUNT FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1: Report to Shareholders.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA Paramount Fund, Inc.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the first quarter of 2020, the Fund lost 22.79% (in U.S. currency) compared to a decrease of 21.37% for the MSCI All Country World Index (Net) (the "Index"). For the prior 12 months, the Fund fell 9.87% (in U.S. currency) compared to a decrease of 11.26% for the Index.

While the first quarter results trailed the Index, we continue to believe short-term performance is not the best way to judge investment results, particularly against the backdrop of the Covid-19 crisis, its anticipated economic impact and the government responses. Market sentiment toward an industry, or even a specific company, which often shifts significantly from one year to the next has been even more volatile in the recent period. It typically takes several years for discounts to our estimates to unwind. That is why we advocate evaluating the Fund's performance over longer periods, ideally over a market cycle.

Key performers

It should come as no surprise given the market backdrop that, for positions in the Fund with average weights throughout the period greater than 0.50%, all but four of those holdings were negative contributors this quarter.

The biggest performance detractor in the quarter was our long-held position in Ryanair, which is based in Ireland and is one of Europe's leading passenger airlines.1 Throughout the course of our ownership, the company experienced a series of challenges. A pilot scheduling error caused significant flight cancellations in 2017. The company also experienced strikes during labor negotiations and air traffic control disruptions in 2018. The uncertainties surrounding Brexit also hung over the business. Then, Boeing's 737 Max crisis hit in 2019, delaying the company's path for growth. Throughout this succession of events, we have argued that the business possessed a financial strength like no other European airline. It had no net debt on the balance sheet, outright ownership of more than 90% of its planes and hundreds of millions of euros a year in free cash flow. This compared to competitors with copious amounts of debt, substantial aircraft lease payments, legacy pension obligations, and meager cash flows. We also praised the Ryanair management team for generally operating the business well (including its handling of the 2008 financial crisis) and being financially astute and disciplined. For asset-heavy businesses with high fixed costs and large capital allocation needs, we believe that type of financial discipline is indispensable. Finally, we highlighted the company's business model that we argued possessed a structural cost advantage versus competitors that has led to large gains in market share over the last two decades, a trend we expected to continue.

The Covid-19 crisis potentially changed the fundamental outlook for Ryanair in a way unlike any of the challenges of the last few years. Despite financial strength superior to its competitors, with grounded planes drastically curtailing revenues for an extended period, the fixed costs of running an airline will produce substantial losses. Competitors are already receiving capital injections from their respective governments. It's unclear whether Ryanair, despite its relative financial strength, will ultimately have to accept similar assistance. Government intervention and potential state ownership across the industry has the potential to fundamentally change the business (load factor restrictions, reduced pricing discretion, labor obligations, new framework of relationships with air traffic control and airports). In particular, government ownership of competitors could level the competitive environment to Ryanair's detriment. It is also very difficult to assess how consumer habits and

1  Reflects the top detractor to the Fund's performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. See the end of this Commentary for the top/bottom five contributors to the Fund's performance. Past performance is no guarantee of future results.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

preferences will shift in the aftermath of Covid-19, and the impact it may have on the industry. Lastly, we were concerned that Ryanair could become a "take-under" target because of the significant value of its planes (that could be leased back to the company), the group's robust balance sheet, and its financially-minded owner-management. After contemplating these many challenges, we concluded it was very difficult to assess the future intrinsic value of Ryanair and chose to exit most of the position during the quarter and sold the remainder in April.

We will continue to follow developments with the business to determine if the advantages we previously observed get reestablished. If we can become confident enough in our ability to assess the company's intrinsic value, and the share price offers the discount we need to make a purchase, we would be interested in becoming shareholders in Ryanair once again.

Turning to positive contributions, of the companies with average weights above 0.50%, only a small group produced positive contributions. Three video game publishers, Ubisoft, Tencent, and Activision Blizzard, benefitted from the surge in time and money that people appear to be spending on games during the global quarantine. Microsoft also held up well, as the share price likely reflected its financial strength and the ongoing benefits of corporate customers shifting IT workloads to the cloud. The use of these cloud-based applications has likely accelerated as companies need more remote capabilities to accommodate employees confined to their homes for prolonged periods.

None of these companies, though, was actually the top performance contributor for the quarter.2 That distinction belongs to UK-based RELX. The company is a global leader in providing scientific, technical, medical and legal information, as well as risk analytics to business and professional customers. This is a business we have known for many years, and after waiting patiently, the market decline in March finally gave us the opportunity to establish a position. With RELX's academic, medical, legal and insurance customers we believe likely to maintain their subscriptions to its information services despite the challenging economic outlook, the company's shares performed well enough after our purchase to make it the Fund's top contributor.

Portfolio activity3

We have written numerous times in the last few years about how the markets seem detached from business fundamentals and driven instead by government policies and excess financial leverage. Staying true to our investment discipline in such an environment, over the past few years it was often a challenge to find businesses of sufficient quality selling at attractive discounts to our assessment of their intrinsic value. Last quarter (Q4 of 2019), for example, despite a high level of research activity from the team, we bought just one new disclosed position. In contrast, the onset of the Covid-19 crisis created numerous valuation opportunities for us — at least for a few weeks in the first quarter as market participants indiscriminately sold shares.

2  Reflects the top contributor to the Fund's performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. See the end of this Commentary for the top/bottom five contributors to the Fund's performance.

3  In this section, references to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, FPA, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Portfolio composition will change due to ongoing management of the Fund.

Past performance is no guarantee, nor is it indicative, of future results.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

As markets were falling, we attempted to analyze the impact of the virus on the Fund's portfolio companies, as well as on potential new investments. We started with the short-term cyclical impact to the businesses. For companies, the more significant the operating leverage, the greater the hit to cash flow is likely to be during the slowdown. The level of those projected cash flows is critical to our assessment of financial strength. We analyzed whether incoming cash could cover debt, other off-balance sheet obligations and working capital needs. We also contemplated the ramifications for a company if it wouldn't be able to raise additional capital from credit or equity markets. The importance of management quality is also magnified during a crisis. Even more than during normal environments, we want to have confidence in executives' decisions about how to operate their businesses and allocate capital. Finally, we needed to assess the potential fundamental impacts to the business beyond the short-term crisis. That impact is not easy to determine in many cases, but we considered things like whether manufacturing will need to be re-organized, the viability of existing supply chains, what could happen to customers and their preferences, as well as potential changes to competition and industry structure. While none of these concepts are new to our investment process, the Covid-19 crisis has clearly highlighted the importance of thinking through such potential business changes.

As a result of these evaluations, we made 15 new purchases. Six of those were companies previously owned in the Fund, and the other nine were on our internal Best of Breed list but were previously too expensive to buy.

Among those purchased were Empire, GrandVision, SAP, Valmet and the previously noted RELX.

Empire is a leading grocery store operator and wholesale food distributor based in Canada. GrandVision, based in the Netherlands, is a leading operator of optical stores across more than 40 countries. The group sells and distributes prescription eyeglasses, contacts and eyecare products. SAP, based in Germany, is a leading global enterprise software vendor. Based in Finland, Valmet is a leading global developer and supplier of technologies, automation and services for the pulp, paper and energy industries.

Our evaluation process also led us to sell our positions in 7 companies during the quarter. As we have discussed frequently in the past, the output of our investment process is a distillation of our research work into an estimate of a business' intrinsic value. In the current environment, however, it has become quite difficult to quantify those intrinsic value estimates for many companies, even for businesses for which we previously had confident estimates, including Amadeus, Booking Holdings, Inditex, and Ryanair.

Amadeus, based in Spain, is a leading global transaction processor for the airline and tourism industries. Booking Holdings, based in the United States, is a leading global online travel agency. Based in Spain, Inditex is a leading global retailer of fashion apparel, primarily under the Zara brand.

Portfolio profile

At the end of the quarter, we owned 48 disclosed positions. This is within the range of the number of businesses we would expect to own at any given time.

Most of the Fund's positions are in large-cap companies (with a weighted average market capitalization of approximately $149 billion), consistent with its mandate of investing in companies with a market capitalization of $2 billion and above. Apart from that framework, however, we do not consider a company's size to be a relevant

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

criterion from an investment perspective. The portfolio's median capitalization is approximately $22 billion, reflecting our investment across a wide range of market capitalization sizes, including several businesses that are considered mega-caps.4

As of March 31, most of the Fund's assets were invested in companies domiciled in Europe (about 42%). The United States represented about 23%, the UK about 19%, Asia-Pacific about 3%, and the balance in other regions and cash. Where a company is domiciled is largely irrelevant to us, however, since many of the Fund's holdings are large companies that conduct business on a global scale. That means they often generate significant amounts of their cash flow outside their home countries, rendering traditional country classifications less useful.

Phaeacian Partners

On a separate note, we were pleased to announce on Feb. 13, 2020 that, in partnership with Polar Capital Holdings plc ("Polar"), we had reached an agreement to acquire the International Value and World Value Strategies from FPA and to lift-out the team of six professionals that supports these strategies.

The objective of the proposed structure (discussed in further detail below) is to "square the circle" of what we believe can make a successful investment manager. We believe the deal creates the proper alignment of interests and thus fosters collaboration of the three parties involved to deliver a timely transition while ensuring continuity of execution and shielding both our shareholders and our research team from disruptions.

In the long run, we believe a single-purpose (one team, one philosophy, one process), independent and employee-owned entity is the model most conducive to success for talented investment professionals. The challenge, however, is that managers also face an institutional imperative to offer gold-standard operational support across the board. Providing that has become costly and requires institutional heft, especially after years of increased regulatory requirements.

The transaction contemplates that the FPA Funds we manage will be reorganized into a new U.S. series trust and renamed the Phaeacian Funds. The transaction is subject to all required regulatory, FPA Fund Board and FPA Fund shareholder approvals. The team will establish a joint venture with Polar named Phaeacian Partners, with ourselves as general partners. Polar will provide operational support and distribution capabilities in multiple jurisdictions to help the strategies' growth, thus allowing the team to remain focused on seeking to generate positive long-term returns. Polar will also deliver to FPA, from Polar's own interest in the venture, a share of the business' revenues over a multi-year period. The expectation is that the transaction will be completed in the third or fourth quarter of this year.

While the right structure is important, finding the right partner is also critical. We know Polar's CEO well, along with many of the managers at Polar and at the firm he previously led. We have had many interactions with some of Polar's owners and board members, and with many of the professionals who run the group's operations. Based in the UK, Polar was founded almost 20 years ago by investment managers. It currently manages $15 billion across 26 strategies and 13 investment teams, with offices in several countries. The group is publicly listed on the London Stock Exchange and carries significant net cash on its balance sheet. Its operations include large compliance and IT departments and 24/7 trading. Polar also has values that resonate with us. The firm is a return-focused active manager with a collegiate and meritocratic culture.

4  Large-cap refers to companies with a market capitalization value of more than $10 billion. Mega-cap refers to the biggest companies in the investment universe, as measured by market capitalization. While there is no exact definition of the term, mega-cap generally refers to companies with a market cap exceeding $100 billion.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

As such, we couldn't be more pleased with this arrangement, and we believe everybody on the team is excited about this new chapter of their investment careers.

We thank you, as always, for your confidence, and look forward to continuing to serve your interests as shareholders of the FPA Paramount Fund.

Respectfully submitted,

Gregory Herr	Pierre O. Py
Portfolio Manager	Portfolio Manager
March 31, 2020

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

The Fund may invest a greater percentage of its assets in a smaller number of securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The Fund transitioned to its current investment strategy on September 1, 2013. Performance prior to that date reflects performance of the prior portfolio management team and investment strategy and is not indicative of performance for any subsequent periods.

Top Five Contributors (Contribution %, Weight %) (For the quarter-end 3/31/2020):RELX (0.3%, 0.3%); Grandvision (0.3%, 0.2%); Ubisoft Entertainment (0.2%, 4.1%); Britvic (0.2%, 0.2%); ALS (0.2%, 0.2%).

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Bottom Five Detractors (Contribution %, Weight %) (For the quarter-end 3/31/2020): Ryanair Holdings (-1.7%, 4.0%); AIB Group (-1.6%, 1.8%); ISS (-1.4%, 3.2%); Ambev (-1.3%, 2.1%); Babcock International (-1.2%, 2.4%).

Top five detractors and contributors to Fund performance noted are based on contribution to return for the periods noted. Contributor and detractors are presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results, and there is no assurance that the Fund's investment objective will be achieved or that the strategies employed will be successful. As with any investment, there is always the potential for gain, as well as the possibility of loss.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. An investor cannot invest directly in an index.

The MSCI ACWI (Net) Index captures large and mid-cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 2,844 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net index returns reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Key Terms

High-quality business — The portfolio manager believes a high-quality business is one that is able to generate a return on capital in access of its cost of capital for sustained periods of time.

Full market cycle — A cycle is a time period that contains a wide range of market conditions and usually consists of a bear market, recovery, and bull market stage.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.
PORTFOLIO SUMMARY

March 31, 2020 (Unaudited)

Common Stocks		99.3%
Application Software	12.6%
Household Products	8.9%
Infrastructure Software	7.8%
Internet Media	6.3%
Industrials	5.8%
Medical Equipment	5.6%
Beverages	5.5%
Information Technology Services	4.9%
Professional Services	3.4%
Food Services	3.2%
Mass Merchants	2.8%
Building Maintenance Services	2.8%
Commercial Services	2.6%
Other Specialty Retail — Discretionary	2.5%
Food & Drug Stores	2.3%
Health Care Services	2.1%
Communications Equipment	2.1%
Non Wood Building Materials	2.0%
Other Common Stocks	1.8%
Advertising & Marketing	1.8%
Health Care Supplies	1.8%
Semiconductor Manufacturing	1.7%
Other Commercial Services	1.7%
Reinsurance	1.5%
Cement & Aggregates	1.2%
Automotive Retailers	1.2%
Packaged Food	1.1%
Banks	1.0%
Flow Control Equipment	1.0%
Specialty Chemicals	0.3%
Apparel, Footwear & Accessory Design	0.0%
Airlines	0.0%
Short-term Investments		2.9%
Other Assets And Liabilities, Net		(2.2)%
Net Assets		100.0%

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2020
(Unaudited)

COMMON STOCKS	Shares	Fair Value
APPLICATION SOFTWARE — 12.6%
Activision Blizzard, Inc.	82,000	$4,877,360
SAP SE (Germany)	14,950	1,669,136
Tencent Holdings Ltd. (China)	98,562	4,871,683
Ubisoft Entertainment SA (France)(a)	64,108	4,685,716
		$16,103,895
HOUSEHOLD PRODUCTS — 8.9%
Henkel AG & Co. KGaA (Germany)	43,720	$3,211,577
L'Oreal SA (France)	5,330	1,379,460
Reckitt Benckiser Group plc (Britain)	39,820	3,033,312
Unilever plc (Britain)	74,680	3,766,127
		$11,390,476
INFRASTRUCTURE SOFTWARE — 7.8%
Microsoft Corp.	43,160	$6,806,764
Oracle Corp.	64,250	3,105,202
		$9,911,966
INTERNET MEDIA — 6.3%
Alphabet, Inc. (Class C)(a)	4,350	$5,058,223
NAVER Corp. (South Korea)	21,538	2,994,523
		$8,052,746
INDUSTRIALS — 5.8%
Electrocomponents plc (Britain)	578,820	$3,685,157
Valmet Oyj (Finland)	190,050	3,689,471
		$7,374,628
MEDICAL EQUIPMENT — 5.6%
Alcon, Inc. (Switzerland)(a)	73,700	$3,775,705
Koninklijke Philips NV (Netherlands)	81,631	3,351,553
		$7,127,258
BEVERAGES — 5.5%
Ambev SA (Brazil)(a)	912,596	$2,093,521
Britvic plc (Britain)	205,708	1,782,834
Heineken Holding NV (Netherlands)	40,734	3,174,338
		$7,050,693
INFORMATION TECHNOLOGY SERVICES — 4.9%
Capgemini SE (France)	42,640	$3,563,096
RELX plc (Britain)	129,740	2,768,966
		$6,332,062
PROFESSIONAL SERVICES — 3.4%
Pagegroup plc (Britain)	750,861	$3,371,033
Randstad NV (Netherlands)	27,106	956,622
		$4,327,655

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
FOOD SERVICES — 3.2%
Compass Group plc (Britain)	122,140	$1,902,954
Sodexo SA (France)	33,090	2,222,164
		$4,125,118
MASS MERCHANTS — 2.8%
Dollar General Corp	23,950	$3,616,689
BUILDING MAINTENANCE SERVICES — 2.8%
ISS A/S (Denmark)	264,303	$3,615,800
COMMERCIAL SERVICES — 2.6%
Babcock International Group plc (Britain)	696,364	$3,286,492
OTHER SPECIALTY RETAIL — DISCRETIONARY — 2.5%
Fielmann AG (Germany)	23,168	$1,348,611
GrandVision NV (Netherlands)(b)	65,830	1,799,771
		$3,148,382
FOOD & DRUG STORES — 2.3%
Empire Co. Ltd. (Class A) (Canada)	149,290	$2,920,453
HEALTH CARE SERVICES — 2.1%
Laboratory Corp. of America Holdings(a)	21,400	$2,704,746
COMMUNICATIONS EQUIPMENT — 2.1%
Cisco Systems, Inc.	35,000	$1,375,850
Samsung Electronics Co. Ltd. (South Korea)	32,466	1,262,326
		$2,638,176
NON WOOD BUILDING MATERIALS — 2.0%
Cie de Saint-Gobain (France)	107,371	$2,576,413
ADVERTISING & MARKETING — 1.8%
Stroeer SE & Co. KGaA (Germany)	45,106	$2,317,767
HEALTH CARE SUPPLIES — 1.8%
EssilorLuxottica SA (France)	21,696	$2,297,057
SEMICONDUCTOR MANUFACTURING — 1.7%
ASML Holding NV (Netherlands)	8,504	$2,241,778

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
OTHER COMMERCIAL SERVICES — 1.7%
ALS, Ltd. (Australia)	611,930	$2,132,935
REINSURANCE — 1.5%
RenaissanceRe Holdings Ltd. (Bermuda)	12,819	$1,914,133
CEMENT & AGGREGATES — 1.2%
CRH plc (Ireland)	56,691	$1,533,092
AUTOMOTIVE RETAILERS — 1.2%
O'Reilly Automotive, Inc.(a)	5,000	$1,505,250
PACKAGED FOOD — 1.1%
Nestle SA (Switzerland)	13,650	$1,397,320
BANKS — 1.0%
AIB Group plc (Ireland)(a)	1,202,464	$1,333,324
FLOW CONTROL EQUIPMENT — 1.0%
Sulzer AG (Switzerland)	20,231	$1,259,443
SPECIALTY CHEMICALS — 0.3%
Koninklijke DSM NV (Netherlands)	3,077	$351,240
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.0%
Cie Financiere Richemont SA (Switzerland)	4	$214
AIRLINES — 0.0%
Ryanair Holdings plc (Ireland)(a)	3	$30
OTHER COMMON STOCKS — 1.8%(c)		$2,357,585
TOTAL COMMON STOCKS — 99.3% (Cost $137,459,226)		$126,944,816
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $137,459,226)		$126,944,816

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020
(Unaudited)

SHORT-TERM INVESTMENTS — 2.9%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.00% 4/01/2020 (Dated 03/31/2020, repurchase price of $3,667,000, collateralized by $3,450,000 principal amount U.S. Treasury Notes — 2.75% 2023, fair value $3,744,178)	$3,667,000	$3,667,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,667,000)		$3,667,000
TOTAL INVESTMENTS — 102.2% (Cost $141,126,226)		$130,611,816
Other assets and liabilities, net — (2.2)%		(2,825,137)
NET ASSETS — 100.0%		$127,786,679

(a)  Non-income producing security.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $137,459,226)	$126,944,816
Short-term investments — repurchase agreements	3,667,000
Cash	723
Foreign currencies at value (identified cost $176)	176
Receivable for:
Investment securities sold	826,085
Dividends and interest	417,348
Capital Stock sold	3,120
Total assets	131,859,268
LIABILITIES
Payable for:
Investment securities purchased	3,720,128
Advisory fees	94,880
Capital Stock repurchased	132,359
Accrued expenses and other liabilities	125,222
Total liabilities	4,072,589
NET ASSETS	$127,786,679
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 7,613,195 shares	$76,132
Additional Paid-in Capital	142,052,129
Distributable earnings	(14,341,582)
NET ASSETS	$127,786,679
NET ASSET VALUE
Offering and redemption price per share	$16.78

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2020
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $70,958)	$650,861
Interest	936
Total investment income	651,797
EXPENSES
Advisory fees	822,359
Director fees and expenses	54,274
Custodian fees	34,843
Legal fees	54,517
Transfer agent fees and expenses	31,611
Reports to shareholders	24,967
Filing fees	21,242
Audit and tax services fees	20,150
Administrative services fees	4,293
Other professional fees	3,816
Other	29,906
Total expenses	1,101,978
Reimbursement from Adviser	(45,077)
Net expenses	1,056,901
Net investment loss	(405,104)
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	(2,033,538)
Investments in foreign currency transactions	3,701
Net change in unrealized appreciation (depreciation) of:
Investments	(19,747,223)
Translation of foreign currency denominated amounts	16,322
Net realized and unrealized loss	(21,760,738)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,165,842)

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(405,104)	$988,879
Net realized gain (loss)	(2,029,837)	12,086,004
Net change in unrealized appreciation (depreciation)	(19,730,901)	(10,209,156)
Net increase (decrease) in net assets resulting from operations	(22,165,842)	2,865,727
Distributions to shareholders	(12,376,261)	(16,820,381)
Capital Stock transactions:
Proceeds from Capital Stock sold	2,501,055	3,406,733
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	7,251,266	9,866,566
Cost of Capital Stock repurchased	(11,418,498)	(15,617,027)
Net decrease from Capital Stock transactions	(1,666,177)	(2,343,728)
Total change in net assets	(36,208,280)	(16,298,382)
NET ASSETS
Beginning of period	163,994,959	180,293,341
End of period	$127,786,679	$163,994,959
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	120,703	175,222
Shares issued to shareholders upon reinvestment of dividends and distributions	336,798	543,911
Shares of Capital Stock repurchased	(609,472)	(772,908)
Change in Capital Stock outstanding	(151,971)	(53,775)

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2020	Year Ended September 30,
	(Unaudited)	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of period	$21.12	$23.06	$21.30	$17.36	$15.42	$17.47
Income from investment operations:
Net investment income (loss)*	(0.05)	0.13	0.12	0.08	0.18	0.08
Net realized and unrealized gain (loss) on investment securities	(2.70)	0.13	1.72	4.04	1.84	(1.35)
Total from investment operations	(2.75)	0.26	1.84	4.12	2.02	(1.27)
Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.08)	(0.18)	(0.08)	(0.25)
Distributions from net realized capital gains	(1.47)	(2.08)	—	—	—	(0.53)
Total distributions	(1.59)	(2.20)	(0.08)	(0.18)	(0.08)	(0.78)
Redemption fees	—	—	—	— **	— **	— **
Net asset value at end of period	$16.78	$21.12	$23.06	$21.30	$17.36	$15.42
Total investment return***	(14.48)%	2.69%	8.65%	23.92%	13.19%	(7.63)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$127,787	$163,995	$180,293	$174,131	$149,050	$153,633
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.35%†	1.36%	1.35%	1.44%	1.43%	1.32%
After reimbursement from Adviser	1.29%†	1.29%	1.29%	1.29%	1.29%	1.30%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.55)%†	0.54%	0.46%	0.27%	0.99%	0.46%
After reimbursement from Adviser	(0.50)%†	0.61%	0.52%	0.41%	1.13%	0.48%
Portfolio turnover rate	52%†	62%	79%	72%	52%	38%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2020
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is high total investment return, including capital appreciation and income. The Fund qualifies as an investment company pursuant to Financial Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Common Stocks and other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $64,997,512 for the year ended March 31, 2020. The proceeds and cost of securities sold resulting in net realized loss of $2,033,538 aggregated $74,534,758 and $76,568,296, respectively, for the year ended March 31, 2020. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2020, was $138,840,276 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at March 31, 2020, for federal income tax purposes was $16,495,289 and $28,390,749, respectively resulting in net unrealized depreciation of $11,895,460. As of and during the year ended March 31, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement") approved by shareholders on November 15, 2013 advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2021.

For the year ended March 31, 2020, the Fund paid aggregate fees and expenses of $54,274 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

the valuations of foreign securities. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Application Software	$4,877,360	$11,226,535	—	$16,103,895
Household Products	—	11,390,476	—	11,390,476
Infrastructure Software	9,911,966	—	—	9,911,966
Internet Media	5,058,223	2,994,523	—	8,052,746
Industrials	—	7,374,628	—	7,374,628
Medical Equipment	—	7,127,258	—	7,127,258
Beverages	2,093,521	4,957,172	—	7,050,693
Information Technology Services	—	6,332,062	—	6,332,062
Professional Services	—	4,327,655	—	4,327,655
Food Services	—	4,125,118	—	4,125,118
Mass Merchants	3,616,689	—	—	3,616,689
Building Maintenance Services	—	3,615,800	—	3,615,800
Commercial Services	—	3,286,492	—	3,286,492
Other Specialty Retail — Discretionary	—	3,148,382	—	3,148,382
Food & Drug Stores	2,920,453	—	—	2,920,453
Health Care Services	2,704,746	—	—	2,704,746
Communications Equipment	1,375,850	1,262,326	—	2,638,176
Non Wood Building Materials	—	2,576,413	—	2,576,413

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Advertising & Marketing	$—	$2,317,767	—	$2,317,767
Health Care Supplies	—	2,297,057	—	2,297,057
Semiconductor Manufacturing	—	2,241,778	—	2,241,778
Other Commercial Services	—	2,132,935	—	2,132,935
Reinsurance	1,914,133	—	—	1,914,133
Cement & Aggregates	—	1,533,092	—	1,533,092
Automotive Retailers	1,505,250	—	—	1,505,250
Packaged Food	—	1,397,320	—	1,397,320
Banks	—	1,333,324	—	1,333,324
Flow Control Equipment	—	1,259,443	—	1,259,443
Specialty Chemicals	351,240	—	—	351,240
Apparel, Footwear & Accessory Design	—	214	—	214
Airlines	—	30	—	30
Other Common Stocks	2,357,585	—	—	2,357,585
Short-Term Investment	—	3,667,000	—	3,667,000
	$38,687,016	$91,924,800	—	$130,611,816

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $2,222,194 out of Level 1 into Level 2 during the year ended March 31, 2020. The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended March 31, 2020, were due to changes in valuation of international equity securities from the fair value price to the exchange closing price.

NOTE 7 — Line of Credit

The Fund, along with FPA International Value Fund (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA International Value Fund pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchases Agreement	$3,667,000	$(3,667,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $3,774,178 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2019	$1,000.00	$1,000.00
Ending Account Value March 31, 2020	$855.20	$1,018.55
Expenses Paid During Period*	$5.98	$6.51

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2020 (183/366 days).

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2012	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2012	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory A. Herr, 1972	Vice President and Portfolio Manager	2015

Managing Director of FPA (since August 2013), Vice President of the Fund (since February 2015) and Co-Portfolio Manager of the Fund (since 2011). Vice President and Portfolio Manager of FPA Perennial Fund, Inc. from August 2013 to August 2015 and of Source Capital, Inc. from August 2013 to August 2015. Vice President of FPA from April 2007 to August 2013.

Pierre O. Py, 1976	Vice President and Portfolio Manager	2015

Managing Director of FPA (since January 2013), Vice President of the Fund (since February 2015) and Co-Portfolio Manager of the Fund (since 2011). Portfolio Manager (since December 2011) of FPA International Value Fund. President and Chief Investment Officer from November 2013 to February 2015 of FPA International Value Fund. Vice President of FPA from September 2011 to December 2012; senior international investment analyst at Harris Associates from October 2005 to December 2010.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA PARAMOUNT FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPRAX
CUSIP: 302546106

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA PARAMOUNT FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 1, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	June 1, 2020